UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________________

Date of Report (Date of earliest event reported):  February 21, 2008

Orthofix International N.V.
(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)
_____________________________

7 Abraham de Veerstraat
Curaçao
Netherlands Antilles	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  011-59-99-465-8525

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 21, Orthofix International N.V. issued a press release announcing, among other things, its results for the fourth quarter and year ended December 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

Item 9.01.	Financial Statements and Exhibits

(c)  Exhibits

99.1 Press release of Orthofix International N.V. dated February 21, 2008.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOFIX INTERNATIONAL N.V.

Dated: February 21, 2008	By:	/s/ Timothy Adams
Name: Timothy Adams
Title: Chief Financial Officer